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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                              ---------------------

                                    FORM 8-K

                              ---------------------


                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): January 22, 2004


                              ---------------------

                        GOLDEN WEST FINANCIAL CORPORATION

                              ---------------------



                          Commission file number 1-4629

               Incorporated Pursuant to the Laws of Delaware State

                   IRS Employer Identification No. 95-2080059

                 1901 Harrison Street, Oakland, California 94612
                                 (510) 446-3420













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



--------------------------------------------------------------------------------

Item 9.  Regulation FD Disclosure.

         The following information is furnished under Item 12 (Results of Operations and Financial Condition).

Exhibit No.    Exhibit

99.1           Fourth Quarter 2003 Earnings Press Release

99.2           December 2003 Thirteen Month Statistical Data Press Release

99.3 Quarterly Consolidated Statement of Net Earnings and Other Financial Data for Five Quarters Ended December 31, 2003






                                                            SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                           GOLDEN WEST FINANCIAL CORPORATION


Dated:  January 23, 2004
                                           -------------------------------------
                                           Russell W. Kettell
                                           President and Chief Financial Officer

                                                                  Exhibit 99.1
FOR FURTHER INFORMATION CONTACT                            FOR IMMEDIATE RELEASE
William C. Nunan, Group Senior Vice President
Telephone:  (510) 446-3614

January 22, 2004

         GOLDEN WEST POSTS RECORD EARNINGS AND LOAN ORIGINATIONS IN 2003

                NET INCOME EXCEEDS $1 BILLION FOR THE FIRST TIME

Oakland, California: Golden West Financial Corporation, parent of World Savings Bank, announced record diluted earnings per share of $7.14 for 2003, up 17% from the previous all-time high of $6.12 reported in 2002. Per share profits in the fourth quarter of 2003 reached $1.88, an 18% increase from the $1.60 registered one year earlier. The $1.88 includes $.04 from a non-recurring tax benefit.

Commenting on the Company's earnings growth, Marion O. Sandler, Chairman of the Board and Chief Executive Officer of Golden West, remarked, "In 2003, net earnings exceeded $1 billion for the first time in the Company's history. An important factor in reaching this milestone was our ability to continue to expand the mortgage portfolio, which is our primary earning asset. Our loan balances grew 20% in 2003. Obviously, having more mortgages on our books increases our capacity to generate income."

Reflecting on the Company's lending performance, Sandler stated, "Mortgage originations in the entire United States reached an all-time high of over $3 trillion in 2003, primarily because interest rates on new home loans remained close to 45-year lows throughout the year. Our sales force took advantage of this favorable market and generated unprecedented volume." Golden West originated $36.0 billion of loans in 2003, up 35% from the $26.7 billion produced in 2002. For the fourth quarter of 2003, originations totaled $10.9 billion, a 43% increase from the $7.6 billion booked during the same period in 2002.

Returning to her discussion of the factors influencing profits, Sandler elaborated, "Higher noninterest income also played a role in our earnings increase." Noninterest income totaled $313 million in 2003, compared to $247 million one year earlier. "The biggest contributor to the growth in this revenue source was an increase in the gains we receive when we sell fixed-rate mortgages." Golden West sold $3.2 billion of loans in 2003, compared with $2.4 billion one year earlier.

Adding to her earnings explanation, Sandler discussed the non-recurring tax item recognized during the last three months of the year. She said, "Our profits for the fourth quarter of 2003 include tax benefits resulting from the closure of an audit and other issues. These one-time events increased our earnings per share by approximately $.04."

Citing a final factor that influenced profits, Sandler observed, "Our general and administrative expenses were 20% higher in 2003 than they were in 2002. This increase in spending was necessary to support record loan volume. The higher costs also reflect our continued investment in people and technology to ensure we have the resources in place to take advantage of future growth opportunities."

Moving back to a discussion of lending activity, Sandler noted, "Golden West's featured product is an adjustable rate mortgage, or ARM. The attractiveness of this loan is affected by what is happening with fixed-rate mortgages, which are the borrowers' other alternative. While ARMs were competitive during all of 2003, they became particularly popular with customers during the fourth quarter, as the rates on these loans continued to be low and stable. By way of contrast, the cost of a fixed loan was higher than earlier in the year. Adjustable rate mortgages comprised 98% of our new volume in the fourth quarter and 94% of all new lending in 2003. Originating variable rate loans is important, because we keep these mortgages in our portfolio to help limit the exposure of our earnings to swings in interest rates."

Discussing loan quality, Sandler explained, "In 2003, Golden West's loan portfolio continued to exhibit the positive effects of our focus on producing high-quality assets in order to manage credit risk. A key indicator of our performance is the ratio of net chargeoffs to average loans outstanding. This measure relates losses on foreclosed properties to the size of the loan portfolio. As a result of our continuing emphasis on credit quality, in 2003 this chargeoff ratio amounted to zero for the sixth year in a row." Continuing, Sandler added, "Our success in limiting credit risk can also be judged by our nonperforming asset level." The ratio of nonperforming assets and troubled debt restructured to total assets fell to a low .51%, compared to .62% at yearend 2002.

Turning to the topic of the Company's deposit growth, Sandler observed, "For most of 2003, continued uncertainty in the economy caused consumers to search for predictable, secure investments, and our products met their needs." Retail savings grew $5.7 billion in 2003, the second largest increase in the Company's history after last year's record $6.6 billion. She continued, "However, as the year progressed, the economy started to heat up and competition for savers' dollars intensified, slowing deposit growth." For the fourth quarter of 2003, net deposit inflows were $0.6 billion, down from $2.3 billion one year earlier.

Headquartered in Oakland, California, Golden West is one of the nation's largest financial institutions with assets over $80 billion as of December 31, 2003. The Company currently operates 479 savings and lending offices in 38 states under the World name. Golden West's stock is listed on the New York Stock and Pacific Exchanges under the ticker symbol GDW. Options on the Company's stock are traded on the Chicago Board Options Exchange and the Pacific Exchange.

Golden West investor information is available at www.gdw.com. Information about the Company's home loans and savings and checking accounts can be found at www.worldsavings.com and about its proprietary no-load mutual funds and annuities at www.atlasfunds.com.

Information in this Press Release may contain various forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include projections, statements of the plans and objectives of management for future operations, statements of future economic performance, assumptions underlying these statements and other statements that are not statements of historical facts. Forward-looking statements are subject to significant business, economic and competitive risks, uncertainties and contingencies, many of which are beyond Golden West's control. Should one or more of these risks, uncertainties or contingencies materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those anticipated. Among the key risk factors that may have a direct bearing on Golden West's results of operations and financial condition are competitive practices in the financial services industries; operational and systems risks; general economic and capital market conditions, including fluctuations in interest rates; economic conditions in certain geographic areas; and the impact of current and future laws, governmental regulations, and accounting and other rulings and guidelines affecting the financial services industry in general and Golden West's operations in particular. In addition, actual results may differ materially from the results discussed in any forward-looking statements.



                                      # # #
                         Financial Information Attached

               GOLDEN WEST FINANCIAL CORPORATION AND SUBSIDIARIES
                     CONSOLIDATED STATEMENT OF NET EARNINGS
                            AND OTHER FINANCIAL DATA
                                   (Unaudited)
                 (Dollars in thousands except per share figures)

                                                 Three Months Ended                    Year Ended
                                                      December 31                       December 31
                                             -------------------------------   -------------------------------
                                                 2003              2002            2003              2002
                                             --------------    -------------   --------------    -------------
Interest Income
    Interest on loans                        $     827,400     $    771,234    $   3,178,087     $  2,893,299
    Interest on mortgage-backed securities          54,612           92,376          261,712          490,523
    Interest and dividends on investments           20,689           22,940           88,545          113,212
                                             --------------    -------------   --------------    -------------
                                                   902,701          886,550        3,528,344        3,497,034
Interest Expense
    Interest on deposits                           219,104          269,678          938,123        1,079,937
    Interest on advances                            66,956           83,933          269,793          379,613
    Interest on repurchase agreements                5,888              495            9,048            1,826
    Interest on other borrowings                    26,061           29,768          102,996          105,364
                                             --------------    -------------   --------------    -------------
                                                   318,009          383,874        1,319,960        1,566,740
                                             --------------    -------------   --------------    -------------
Net Interest Income                                584,692          502,676        2,208,384        1,930,294
Provision for loan losses                            1,802              961           11,864           21,170
                                             --------------    -------------   --------------    -------------
Net Interest Income after Provision for
    Loan Losses                                    582,890          501,715        2,196,520        1,909,124
Noninterest Income
    Fees                                            41,183           37,264          163,306          139,416
    Gain on the sale of securities, MBS and
    loans                                            9,787           18,323           72,274           45,143
    Change in fair value of derivatives              2,251            2,707           10,890            7,610
    Other                                           19,377            9,547           66,860           54,831
                                             --------------    -------------   --------------    -------------
                                                    72,598           67,841          313,330          247,000
Noninterest Expense (a)
    General and administrative:
        Personnel                                  122,293           99,544          453,476          378,099
        Occupancy                                   19,886           17,902           76,649           69,559
        Technology and telecommunications           19,142           20,153           78,701           66,318
        Deposit insurance                            1,678            1,530            6,683            6,062
        Advertising                                  5,985            5,617           22,516           16,528
        Other                                       23,588           18,953           82,490           64,928
                                             --------------    -------------   --------------    -------------
                                                   192,572          163,699          720,515          601,494

Earnings before Taxes on Income                    462,916          405,857        1,789,335        1,554,630
Taxes on Income                                    172,261          156,486          683,236          596,351
                                             --------------    -------------   --------------    -------------
Net Earnings                                 $     290,655     $    249,371    $   1,106,099     $    958,279
                                             ==============    =============   ==============    =============


Basic Earnings Per Share                     $        1.91     $       1.62    $        7.25     $       6.20
                                             ==============    =============   ==============    =============
Diluted Earnings Per Share                   $        1.88     $       1.60    $        7.14     $       6.12
                                             ==============    =============   ==============    =============

Average common shares outstanding              152,001,578      153,511,006      152,523,592      154,561,240
Average diluted common shares outstanding      154,830,609      155,688,363      154,987,203      156,682,180

Ratios: (b)
    Net earnings / average stockholders'
    equity                                           20.09%           20.33%           20.33%           20.62%
    Net earnings / average assets                     1.47%            1.49%            1.50%            1.53%
    Net interest margin (c)                           3.01%            3.10%            3.05%            3.17%
    General and administrative expense /
    average assets                                     .97%             .98%             .98%             .96%
    Efficiency ratio (d)                             29.30%           28.69%           28.57%           27.63%

(a)  Certain reclassifications have been made to prior period expense categories to conform to the current period presentation, which includes a separate category for "Technology and telecommunications".
(b)  Ratios are annualized by multiplying the quarterly computation by four. Averages are computed by adding the beginning balances and each monthend balance during the quarter and the year and dividing by four and thirteen, respectively.
(c)  Net interest margin is net interest income divided by average earning assets.
(d)  Efficiency ratio is general and administrative expense divided by the sum of net interest income and noninterest income.

               GOLDEN WEST FINANCIAL CORPORATION AND SUBSIDIARIES
                  CONSOLIDATED STATEMENT OF FINANCIAL CONDITION
                            AND OTHER FINANCIAL DATA
                                   (Unaudited)
                 (Dollars in thousands except per share figures)


                                                   Dec. 31         Sep. 30         Jun. 30         Mar. 31         Dec. 31
                                                     2003            2003            2003            2003           2002
                                                 ------------    ------------    -----------     -----------     -----------
ASSETS
  Cash                                           $    260,823     $   219,000     $  267,960      $  305,998      $  318,914
  Securities available for sale at fair value       1,879,443         950,329        604,998         618,377         922,177

  Purchased mortgage-backed securities
     available for sale at fair value                  22,071          24,824         27,524          31,727          34,543
  Purchased mortgage-backed securities
     held to maturity at cost                         433,319         425,741        106,098         132,654         161,846
  Mortgage-backed securities with recourse
     held to maturity at cost                       3,650,048       4,078,140      4,667,649       5,281,816       5,871,069
  Loans held for sale                                 124,917         324,297        502,308         473,303         381,232
  Loans held in portfolio less allowance for
     loan losses (a)                               74,080,661      68,096,299     63,991,745      61,138,534      58,562,084
                                                 ------------    ------------    -----------     -----------     -----------
     Total Loans Receivable and Mortgage-Backed
        Securities (a)                             78,311,016      72,949,301     69,295,324      67,058,034      65,010,774
  Interest earned but uncollected                     183,761         179,091        198,639         191,377         183,130
  Investment in capital stock of Federal Home
     Loan Banks at cost which approximates fair
     value                                          1,152,339       1,142,582      1,132,714       1,121,798       1,072,817
  Foreclosed real estate                               13,904          16,838         11,027          11,362          11,244
  Premises and equipment, net                         360,327         355,955        355,042         356,301         351,942
  Other assets (a)                                    388,277         344,744        332,321         340,256         534,830
                                                 ------------    ------------    -----------     -----------     -----------
                                                 $ 82,549,890     $76,157,840     $72,198,025     $70,003,503     $68,405,828
                                                 ============    ============    ===========     ===========     ===========

LIABILITIES and
STOCKHOLDERS' EQUITY
  Deposits                                       $ 46,726,965     $46,145,048     $44,385,717     $43,503,235     $41,038,797
  Advances from Federal Home Loan Banks            22,000,234      19,689,871     19,927,189      18,882,322      18,635,099
  Securities sold under agreements to repurchase    3,021,385         721,639         21,247          21,988         522,299
  Federal funds purchased                                   0         300,000        265,000         200,000               0
  Bank notes                                        3,015,854       1,489,946         99,990               0       1,209,925
  Senior debt                                         991,257         990,862        990,467         990,076         989,690
  Subordinated notes                                        0         200,000        199,955         199,911         199,867
  Taxes on income                                     561,406         580,969        533,122         615,978         489,252
  Other liabilities                                   285,521         404,258        363,584         396,322         295,649
  Stockholders' equity                              5,947,268       5,635,247      5,411,754       5,193,671       5,025,250
                                                 ------------    ------------    -----------     -----------     -----------
                                                 $ 82,549,890     $76,157,840     $72,198,025     $70,003,503     $68,405,828
                                                 ============    ============    ===========     ===========     ===========

Book value per common share                      $      39.10     $     37.10     $    35.50      $    34.00      $    32.73
Common shares outstanding                         152,119,108     151,900,958     152,451,133     152,774,708     153,521,103


(a)  Amounts shown for prior periods conform to the current period presentation, which includes a reclassification of "Loans in process" from "Other assets" to "Loans receivable". "Loans in process" are funded, interest-earning loans that have not yet been entered into the loan servicing system due to the normal five to seven day processing lag.


               GOLDEN WEST FINANCIAL CORPORATION AND SUBSIDIARIES
                         QUARTERLY FINANCIAL HIGHLIGHTS
                                   (Unaudited)
                 (Dollars in thousands except per share figures)



                                                                             For the Quarter Ended
                                             --------------------------------------------------------------------------------------
                                                Dec. 31           Sep. 30           Jun. 30            Mar 31          Dec. 31
                                                 2003               2003              2003              2003             2002
                                             --------------    --------------    --------------    --------------    --------------

Net interest income                          $     584,692     $     553,330     $     541,621     $     528,741     $     502,676
Provision for loan losses                            1,802             2,082             3,501             4,479               961
Noninterest income                                  72,598            90,740            82,930            67,062            67,841
Noninterest expense                                192,572           181,053           177,180           169,710           163,699
                                             --------------    --------------    --------------    --------------    --------------
Earnings before taxes on income                    462,916           460,935           443,870           421,614           405,857
Taxes on income                                    172,261           178,029           171,397           161,549           156,486
                                             --------------    --------------    --------------    --------------    --------------
Net earnings                                 $     290,655     $     282,906     $     272,473     $     260,065     $     249,371
                                             ==============    ==============    ==============    ==============    ==============

Basic EPS                                    $        1.91     $        1.86     $        1.79     $        1.70     $        1.62
Diluted EPS                                  $        1.88     $        1.83     $        1.76     $        1.67     $        1.60

Average common shares outstanding              152,001,578       152,180,798       152,582,771       153,347,780       153,511,006
Average diluted common shares outstanding      154,830,609       154,810,821       155,091,780       155,851,663       155,688,363

Number of shares repurchased and retired                 0           630,000           486,975           839,395           445,000
Cost of shares repurchased                   $           0     $      53,407     $      37,086     $      60,737     $      26,804
Remaining number of shares authorized for
  repurchase                                     9,328,179         9,328,179         9,958,179        10,445,154        11,284,549

Ratios: (a)
  Net earnings / average stockholders'
  equity (ROE)                                       20.09%            20.48%            20.50%            20.32%            20.33%
  Net earnings / average assets (ROA)                 1.47%             1.53%             1.53%             1.50%             1.49%
  Net interest margin (b)                             3.01%             3.07%             3.13%             3.14%             3.10%
  General and administrative expense /
  average assets                                       .97%              .98%              .99%              .98%              .98%
  Efficiency ratio (c)                               29.30%            28.11%            28.37%            28.48%            28.69%

Loan loss reserve                            $     289,937     $     288,949     $     287,868     $     284,673     $     281,097
Net loan chargeoffs (recoveries)             $         814     $       1,001     $         306     $         903     $        (318)

Stockholders' equity / total assets                   7.20%             7.40%             7.50%             7.42%             7.35%

Total deposit net activity                   $     581,917     $   1,759,331     $     882,482     $   2,464,438     $   2,289,859

(a)  Ratios are annualized by multiplying the quarterly computation by four.  Averages are computed by adding the beginning balance and each monthend balance during the quarter and dividing by four.
(b)  Net interest margin is net interest income divided by average earning assets.
(c)  Efficiency ratio is general and administrative expense divided by the sum of net interest income and noninterest income.

               GOLDEN WEST FINANCIAL CORPORATION AND SUBSIDIARIES
                              OTHER FINANCIAL DATA
                                   (Unaudited)
                             (Dollars in thousands)

                                                                         For the Quarter Ended
                                                 -----------------------------------------------------------------------
                                                  Dec. 31       Sep. 30        Jun. 30        Mar 31          Dec. 31
                                                    2003          2003           2003          2003             2002
                                                 -----------   -----------   ------------  -------------   -------------
AVERAGE BALANCES  (a)
    Cash and investments                         $1,409,734    $1,275,081    $ 1,099,522   $ 1,331,028     $    988,223
    Loans receivable and mortgage-backed
    securities (b)                               75,544,443    70,888,271     68,162,253    65,949,782       63,773,686
    Investment in capital stock of Federal Home
    Loan Banks                                    1,146,948     1,137,138      1,126,629     1,097,405        1,066,836
    Deposits                                     46,448,866    45,314,936     43,891,768    42,339,391       39,874,352
    Advances from Federal Home Loan Banks        20,642,344    19,417,796     19,765,434    18,598,691       18,418,659
    Securities sold under agreements to
    repurchase                                    1,921,788       522,116         21,557       372,164          171,762
    Other borrowings                              3,219,452     2,399,344      1,331,453     2,085,239        2,572,539
    Stockholders' equity                          5,787,207     5,525,243      5,315,729     5,118,183        4,906,872

Total Average Assets                             79,029,081    74,194,553     71,279,693    69,428,026       66,868,244
Average Earning Assets (b)                       77,773,138    72,951,855     70,035,195    68,047,446       65,511,340
Average Interest-Bearing Liabilities             72,232,450    67,654,192     65,010,212    63,395,485       61,037,312


LOAN BALANCE AND ACTIVITY
   Loans receivable and mortgage-backed
     securities (b)                             $78,311,016   $72,949,301    $69,295,324   $67,058,034     $ 65,010,774
   Adjustable rate loans receivable and
     mortgage-backed securities                  75,238,723    69,528,396     66,078,182    63,915,960       61,770,142

   New real estate loans originated             $10,905,670   $10,092,199    $ 8,044,095   $ 6,942,757     $  7,644,576
   New adjustable rate mortgages as a
    percentage of new real estate loans
    originated                                           98%           93%            91%           91%              89%
   New refinanced mortgages as a percentage of
     new real estate loans originated                    70%           70%            70%           72%              68%


LOANS SOLD AND SERVICED DATA
   Loan sales                                    $  401,091    $1,117,899    $   894,345   $   804,541     $    988,743
   Loans serviced for others                      5,764,986     5,886,668      5,653,002     5,566,570        5,408,494
   Balance of capitalized mortgage servicing
     rights                                          88,967        92,098         82,060        74,192           69,448


NONPERFORMING ASSETS
    Loans and MBS 90 days or more past due       $  410,064    $  409,001    $   436,595   $   432,479     $    413,123
    Foreclosed real estate                           13,904        16,838         11,027        11,362           11,244
                                                 -----------   -----------   ------------  -------------   -------------
       Total nonperforming assets                $  423,968    $  425,839    $   447,622   $   443,841     $    424,367
                                                 ===========   ===========   ============  =============   =============


Ratio of nonperforming assets (NPAs) to total
     assets                                             .51%          .56%           .62%          .63%             .62%
Ratio of troubled debt restructured (TDRs) to
     total assets                                       .00           .00            .00           .00              .00
                                                 -----------   -----------   ------------  -------------   -------------
Ratio of NPAs and TDRs to total assets                  .51%          .56%           .62%          .63%             .62%
                                                 ===========   ===========   ============  =============   =============


SPREAD DATA
    Yield on loan portfolio                            4.61%         4.73%          4.92%         5.08%            5.28%
    Yield on interest-earning investments               .93%         1.10%          1.27%         1.39%            1.94%
    Yield on interest-earning assets                   4.54%         4.70%          4.90%         5.07%            5.25%

    Cost of deposits                                   1.85%         1.95%          2.12%         2.25%            2.56%
    Cost of borrowings                                 1.37%         1.45%          1.58%         1.67%            1.85%
    Cost of funds                                      1.67%         1.78%          1.94%         2.06%            2.32%

Yield on interest-earning assets less cost of
    funds (Primary Spread)                             2.87%         2.92%          2.96%         3.01%            2.93%

(a)  Averages are computed by adding the beginning balance and each monthend balance during the quarter and dividing by four.
(b)  Amounts shown for prior periods conform to the current period presentation, which includes a reclassification of "Loans in process" from "Other assets" to "Loans receivable". "Loans in process" are funded, interest-earning loans that have not yet been entered into the loan servicing system due to the normal five to seven day processing lag.

                                                                    Exhibit 99.2
FOR FURTHER INFORMATION CONTACT                            FOR IMMEDIATE RELEASE
William C. Nunan, Group Senior Vice President
Telephone:  (510) 446-3614

January 22, 2004


         GOLDEN WEST FINANCIAL RELEASES THIRTEEN MONTH STATISTICAL DATA


Oakland, California: Golden West Financial Corporation, parent of World Savings Bank, today released statistical data for the thirteen months ended December 31, 2003.

Headquartered in Oakland, California, Golden West is one of the nation's largest financial institutions with assets over $80 billion as of December 31, 2003. The Company currently operates 479 savings and lending offices in 38 states under the World name. Golden West's stock is listed on the New York Stock and Pacific Exchanges under the ticker symbol GDW. Golden West investor information is available at www.gdw.com.

                        (Financial Information Attached)

                                            GOLDEN WEST FINANCIAL CORPORATION AND SUBSIDIARIES
                                                       MONTHLY FINANCIAL HIGHLIGHTS
                                                       December 2002 - December 2003
                                                           (Dollars in millions)
                                                                                        2003
                                          ------------------------------------------------------------------------------------------
                                             DEC           NOV          OCT          SEP          AUG          JUL          JUN
                                          -----------  ------------  -----------  -----------  -----------  -----------  -----------
Total Assets                                $ 82,550      $ 79,661     $ 77,748     $ 76,158     $ 75,028     $ 73,395     $ 72,198

Cash and Investments                        $  2,140      $  1,285     $  1,045     $  1,169     $  1,693     $  1,365     $    873

Loans and MBS  (a)                          $ 78,311      $ 76,272     $ 74,645     $ 72,949     $ 71,270     $ 70,038     $ 69,295
Adjustable Rate Mortgages and MBS           $ 75,239      $ 73,222     $ 71,521     $ 69,528     $ 67,843     $ 66,868     $ 66,078

Loans Originated - Month                    $  3,761      $  3,276     $  3,869     $  3,698     $  3,237     $  3,157     $  2,786
  Percentage ARMs - Month                         98%           98%          98%          97%          92%          90%          92%
  Percentage Refinances - Month                   71%           70%          69%          67%          71%          71%          70%
Loans Originated - YTD                      $ 35,985      $ 32,224     $ 28,948     $ 25,079     $ 21,381     $ 18,144     $ 14,987
  Percentage ARMs - YTD                           94%           93%          92%          92%          91%          91%          91%
  Percentage Refinances - YTD                     70%           70%          70%          71%          71%          71%          71%

Total Deposits                              $ 46,727      $ 46,489     $ 46,434     $ 46,145     $ 45,761     $ 44,968     $ 44,386

Total Deposit Net Activity - Month          $    238      $     55     $    289     $    384     $    793     $    582     $    303

Total Deposit Net Activity - YTD            $  5,688      $  5,450     $  5,395     $  5,106     $  4,722     $  3,929     $  3,347

Federal Home Loan Bank Borrowings           $ 22,000      $ 20,689     $ 20,190     $ 19,690     $ 19,131     $ 18,923     $ 19,927
Other Borrowings:
   Reverse Repurchases                         3,021         2,572        1,372          722          623          723           21
   Federal Funds Purchased                         0             0          100          300            0            0          265
   Bank Notes                                  3,016         1,971        1,837        1,490        1,590        1,090          100
   Senior Debt                                   991           991          991          991          991          991          990
   Subordinated Notes                              0             0            0          200          200          200          200
                                          -----------  ------------  -----------  -----------  -----------  -----------  -----------
         Total Borrowings                   $ 29,028      $ 26,223     $ 24,490     $ 23,393     $ 22,535     $ 21,927     $ 21,503
                                          ===========  ============  ===========  ===========  ===========  ===========  ===========

Yield on Loan Portfolio                         4.61%         4.64%        4.68%        4.73%        4.80%        4.86%        4.92%
Yield on Interest-Earning Investments            .93          1.03         1.04         1.10         1.03         1.06         1.27
                                          -----------  ------------  -----------  -----------  -----------  -----------  -----------
   Combined Yield on Interest-Earning Assets    4.54%         4.61%        4.65%        4.70%        4.74%        4.81%        4.90%

Cost of Deposits                                1.85%         1.86%        1.87%        1.95%        2.03%        2.06%        2.12%
Cost of Federal Home Loan Bank Borrowings       1.28          1.28         1.28         1.27         1.29         1.32         1.37
Cost of Other Borrowings                        1.66          1.80         1.97         2.38         2.49         2.67         4.17
                                          -----------  ------------  -----------  -----------  -----------  -----------  -----------
   Combined Cost of Funds                       1.67%         1.69%        1.71%        1.78%        1.84%        1.88%        1.94%
                                          -----------  ------------  -----------  -----------  -----------  -----------  -----------

Net Interest Rate Spread (Primary Spread)       2.87%         2.92%        2.94%        2.92%        2.90%        2.93%        2.96%
                                          ===========  ============  ===========  ===========  ===========  ===========  ===========

Loans Sold                                  $    113      $     83     $    205     $    231     $    431     $    456     $    336

Loan and MBS Repayments and Payoffs - Month $  1,717      $  1,543     $  1,845     $  1,918     $  1,920     $  1,949     $  1,728
As a % of Prior Month Loan Balances
(Annualized)  (a)                              27.02%        24.81%       30.35%       32.30%       32.90%       33.75%       30.28%

Nonperforming Assets and Troubled Debt
   Restructured as a % of Total Assets           .51%          .52%         .54%         .56%         .57%         .60%         .62%


                                                                Page 1 of 2

                                        GOLDEN WEST FINANCIAL CORPORATION AND SUBSIDIARIES
                                                   MONTHLY FINANCIAL HIGHLIGHTS
                                                  December 2002 - December 2003
                                                      (Dollars in millions)
                                                                                 2003                                     2002
                                                   ------------------------------------------------------------------  ------------
                                                       MAY           APR          MAR          FEB           JAN           DEC
                                                   ------------  ------------ ------------- -----------  ------------  ------------
Total Assets                                          $ 72,059      $ 70,859      $ 70,004    $ 69,590      $ 69,713      $ 68,406

Cash and Investments                                  $  1,570      $  1,031      $    924    $  1,201      $  1,957      $  1,241

Loans and MBS  (a)                                    $ 68,474      $ 67,821      $ 67,058    $ 66,180      $ 65,550      $ 65,011
Adjustable Rate Mortgages and MBS                     $ 65,318      $ 64,633      $ 63,916    $ 63,127      $ 62,511      $ 61,770

Loans Originated - Month                              $  2,606      $  2,652      $  2,531    $  2,074      $  2,338      $  2,648
  Percentage ARMs - Month                                   91%           90%           91%         90%           90%           89%
  Percentage Refinances - Month                             70%           71%           71%         73%           72%           69%
Loans Originated - YTD                                $ 12,201      $  9,595      $  6,943    $  4,412      $  2,338      $ 26,683
  Percentage ARMs - YTD                                     90%           90%           91%         90%           90%           92%
  Percentage Refinances - YTD                               71%           72%           72%         73%           72%           62%

Total Deposits                                        $ 44,083      $ 43,595      $ 43,503    $ 42,708      $ 42,107      $ 41,039

Total Deposit Net Activity - Month                    $    488      $     92      $    795    $    601      $  1,068      $    820

Total Deposit Net Activity - YTD                      $  3,044      $  2,556      $  2,464    $  1,669      $  1,068      $  6,566

Federal Home Loan Bank Borrowings                     $ 20,374      $ 19,878      $ 18,882    $ 18,337      $ 18,541      $ 18,635
Other Borrowings:
   Reverse Repurchases                                      22            21            22         422           522           522
   Federal Funds Purchased                                   0             0           200           0             0             0
   Bank Notes                                                0             0             0         812         1,360         1,210
   Senior Debt                                             990           990           990         990           990           990
   Subordinated Notes                                      200           200           200         200           200           200
                                                   ------------  ------------ ------------- -----------  ------------  ------------
         Total Borrowings                             $ 21,586      $ 21,089      $ 20,294    $ 20,761      $ 21,613      $ 21,557
                                                   ============  ============ ============= ===========  ============  ============

Yield on Loan Portfolio                                   4.96%         5.02%         5.08%       5.16%         5.22%         5.28%
Yield on Interest-Earning Investments                     1.30          1.34          1.39        1.32          1.34          1.94
                                                   ------------  ------------ ------------- -----------  ------------  ------------
   Combined Yield on Interest-Earning Assets              4.91%         5.00%         5.07%       5.12%         5.14%         5.25%

Cost of Deposits                                          2.14%         2.17%         2.25%       2.30%         2.47%         2.56%
Cost of Federal Home Loan Bank Borrowings                 1.40          1.43          1.46        1.51          1.57          1.68
Cost of Other Borrowings                                  5.03          5.03          4.51        3.20          2.84          2.92
                                                   ------------  ------------ ------------- -----------  ------------  ------------
   Combined Cost of Funds                                 1.97%         1.99%         2.06%       2.10%         2.23%         2.32%
                                                   ------------  ------------ ------------- -----------  ------------  ------------

Net Interest Rate Spread (Primary Spread)                 2.94%         3.01%         3.01%       3.02%         2.91%         2.93%
                                                   ============  ============ ============= ===========  ============  ============

Loans Sold                                            $    286      $    272      $    252    $    251      $    302      $    329

Loan and MBS Repayments and Payoffs - Month           $  1,662      $  1,681      $  1,473    $  1,253      $  1,353      $  1,510
As a % of Prior Month Loan Balances
(Annualized) (a)                                         29.41%        30.07%        26.72%      22.95%        24.97%        28.27%

Nonperforming Assets and Troubled Debt
   Restructured as a % of Total Assets                     .63%          .64%          .63%        .65%          .63%          .62%

(a)  Amounts shown for prior months conform to the current month presentation, which includes a reclassification of "Loans in process" from "Other assets" to "Loans". "Loans in process" are funded, interest-earning loans that have not yet been entered into the loan servicing system due to the normal five to seven day processing lag.

                                                           Page 2 of 2

                                                                    Exhibit 99.3

               GOLDEN WEST FINANCIAL CORPORATION AND SUBSIDIARIES
    QUARTERLY CONSOLIDATED STATEMENT OF NET EARNINGS AND OTHER FINANCIAL DATA
                                   (Unaudited)
                 (Dollars in thousands except per share figures)

                                                                        For the Quarter Ended
                                             -----------------------------------------------------------------------------
                                                Dec. 31         Sep. 30         Jun. 30         Mar. 31         Dec. 31
                                                  2003            2003            2003            2003           2002
                                             -------------   -------------   -------------   -------------    ------------
Interest Income
    Interest on loans                        $    827,400    $    795,003    $    781,855    $    773,829     $    771,234
    Interest on mortgage-backed securities         54,612          60,246          67,939          78,915           92,376
    Interest and dividends on investments          20,689          21,637          21,529          24,690           22,940
                                             -------------   -------------   -------------   -------------    ------------
                                                  902,701         876,886         871,323         877,434          886,550
Interest Expense
    Interest on deposits                          219,104         232,789         236,128         250,102          269,678
    Interest on advances                           66,956          63,181          69,715          69,941           83,933
    Interest on repurchase agreements               5,888           1,878              13           1,269              495
    Interest on other borrowings                   26,061          25,708          23,846          27,381           29,768
                                             -------------   -------------   -------------   -------------    ------------
                                                  318,009         323,556         329,702         348,693          383,874
                                             -------------   -------------   -------------   -------------    ------------
Net Interest Income                               584,692         553,330         541,621         528,741          502,676
Provision for loan losses                           1,802           2,082           3,501           4,479              961
                                             -------------   -------------   -------------   -------------    ------------
Net Interest Income after Provision for
    Loan Losses                                   582,890         551,248         538,120         524,262          501,715

Noninterest Income
    Fees                                           41,183          45,692          41,920          34,511           37,264
    Gain on the sale of securities, MBS and
    loans                                           9,787          25,972          21,192          15,323           18,323
    Change in fair value of derivatives             2,251           2,993           2,793           2,853            2,707
    Other                                          19,377          16,083          17,025          14,375            9,547
                                             -------------   -------------   -------------   -------------    ------------
                                                   72,598          90,740          82,930          67,062           67,841
Noninterest Expense (a)
    General and administrative:
      Personnel                                   122,293         115,499         110,688         104,996           99,544
      Occupancy                                    19,886          19,286          18,988          18,489           17,902
      Technology and telecommunications            19,142          18,600          20,055          20,904           20,153
      Deposit insurance                             1,678           1,732           1,652           1,621            1,530
      Advertising                                   5,985           5,240           5,314           5,977            5,617
      Other                                        23,588          20,696          20,483          17,723           18,953
                                             -------------   -------------   -------------   -------------    ------------
                                                  192,572         181,053         177,180         169,710          163,699

Earnings before Taxes on Income                   462,916         460,935         443,870         421,614          405,857
Taxes on Income                                   172,261         178,029         171,397         161,549          156,486
                                             -------------   -------------   -------------   -------------    ------------
Net Earnings                                 $    290,655    $    282,906    $    272,473    $    260,065     $    249,371
                                             =============   =============   =============   =============    ============

Basic Earnings Per Share                     $       1.91           $1.86           $1.79     $      1.70     $       1.62
                                             =============   =============   =============   =============    ============
Diluted Earnings Per Share                   $       1.88           $1.83           $1.76     $      1.67     $       1.60
                                             =============   =============   =============   =============    ============

Average common shares outstanding             152,001,578     152,180,798     152,582,771     153,347,780      153,511,006
Average diluted common shares outstanding     154,830,609     154,810,821     155,091,780     155,851,663      155,688,363

Ratios:  (b)
    Net earnings / average stockholder's
    equity                                          20.09%          20.48%          20.50%          20.32%           20.33%
    Net earnings / average assets                    1.47%           1.53%           1.53%           1.50%            1.49%
    Net interest margin (c)                          3.01%           3.07%           3.13%           3.14%            3.10%
    General and administrative expense /
    average assets                                    .97%            .98%            .99%            .98%             .98%
    Efficiency ratio (d)                            29.30%          28.11%          28.37%          28.48%           28.69%

(a)  Certain reclassifications have been made to prior period expense categories to conform to the current period presentation, which includes a separate category for "Technology and telecommunications".
(b)  Ratios are annualized by multiplying the quarterly computation by four. Averages are computed by adding the beginning balance and each monthend balance during the quarter and dividing by four.
(c)  Net interest margin is net interest income divided by average earning assets.
(d)  Efficiency ratio is general and administrative expense divided by the sum of net interest income and noninterest income.
